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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                             ---------------------


Date of Report (Date of earliest event reported) August 7, 2007


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


            INDIANA                    0-5534              35-0160330
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 (State or other jurisdiction       (Commission          (IRS Employer
of incorporation or organization)   File Number)       Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA             46204
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (317) 636-9800
                                                   -----------------------------


                                 Not applicable
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         (Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
      240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d- 2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e- 4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF PRINCIPAL
OFFICERS

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Principal Officers.

On August 8, 2007, Baldwin & Lyons, Inc. ("the Company") issued a press release announcing certain director and non-listed officer changes resulting from the Company's regular board of directors meeting held August 7, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. It is incorporated by reference to Item 9.01 below as if fully set forth therein.

In accordance with Item 5.02(b), the Company announced the retirement of Mr. Jon Mills, a director of the Company since 2004, to be effective August 7, 2007.

In accordance with Item 5.02(d), the Company announced the election as director, to be effective immediately, of Mr. Kenneth D. Sacks, age 42, to fill the vacancy created by Mr. Mill's retirement. Mr. Sacks is currently Executive Vice President of JMB Insurance, an insurance brokerage located in Chicago, Illinois. Mr. Sacks currently has no committee assignments and there are no reportable transactions with regard to Mr. Sacks as would be required by Item 404(a) of Regulation S-K.

A copy of this press release is also posted on the Company's website.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

  (d) Exhibits.

      99.1  Baldwin & Lyons, Inc. press release dated August 8, 2007.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BALDWIN & LYONS, INC.



August 9, 2007                          By /S/ GARY W. MILLER
                                           -------------------------------
                                           Gary W. Miller, Chairman
                                             and Chief Executive Officer